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                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                          DATE OF REPORT MARCH 8, 2000
                        (Date of earliest event reported)

                               SOFTLOCK.COM, INC.
             (Exact name of registrant as specified in its charter)

                                    DELAWARE
                 (State or other jurisdiction of incorporation)

               33-37751-D                                  84-1130229
      (Commission File Number)                 (IRS Employer Identification No.)


  5 CLOCK TOWER PLACE, SUITE 440, MAYNARD, MA                   01754
    (Address principal executive offices)                     (Zip Code)


        REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE (978) 461-5940


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ITEM 5.       OTHER EVENTS.

         On March 8, 2000, SoftLock.com, Inc. (the "Company") announced that it had entered into a letter of intent to acquire all the outstanding stock of Chili Pepper, Inc., a Boston-based strategic marketing consulting firm, in exchange for shares of the Company's common stock with an average market value on the three (3) trading days prior to March 8, 2000 of $3,000,000. The completion of the acquisition is contingent on, among other matters, the completion of due diligence and the execution of definitive agreements.

ITEM 7.      FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c) No exhibits are filed with this Current Report on Form 8-K.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.


                                            SOFTLOCK.COM, INC.
                                            (REGISTRANT)


Date:  March 8, 2000                        By: /s/ Douglas R. Johnson
                                                ----------------------
                                                Douglas R. Johnson
                                                Executive Vice President and
                                                Chief Financial Officer
                                                (Principal Financial Officer)